[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.12

LICENSE AGREEMENT

This LICENSE AGREEMENT (collectively with all Appendices hereto, “Agreement”) is entered into as of January 29, 2022 (“Effective Date”), by and between:

Accure Therapeutics SL, a company registered in Spain having its registered address at Torres Parc Científic de Barcelona, Carrer Baldiri Reixac 4-8, 08028 Barcelona, Spain (“Accure”), duly represented by Laurent Nguyen in his capacity as Chief Executive Officer; and

Oculis SA, a company incorporated under the laws of Switzerland whose registered address is at EPFL Innovation Park Building D, Route J-D. Colladon, 1015 Lausanne Switzerland (“Oculis” duly represented by Riad Sherif in his capacity as Chief Executive Officer.

Each of Accure and Oculis are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Accure owns certain Licensed Technology (defined below); and

WHEREAS, Oculis wishes to obtain an exclusive license with respect to Licensed Technology, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the Parties hereto, for good and valuable consideration and intending to be legally bound, hereby agree as follows:

1.	DEFINITIONS.

Whenever used in this Agreement with an initial capital letter, the terms defined in this agreement, whether used in the singular or the plural, shall have the meanings specified below, unless otherwise specified in this Agreement.

1.1	“ACT-01” means (i) the chemical compound with a code-name of ACT-01 and chemical formula set forth in Appendix G, and (ii) [***], and with respect to (i) and (ii) above, [***].

1.2

“Additional Ingredient” means any (i) active pharmaceutical ingredient (API) which is contained in a Combination Product, which, when administered to a patient, has a therapeutic or prophylactic effect independent of the Product contained in such Combination Product, [***] or (ii) [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.3

“Affiliate” means, with respect to a Party, any person, organization or entity controlling, controlled by or under common control with, such Party for a long as such control exists. For purposes of this definition only, “control” of another person, organization or entity means either (i) the ownership of more than fifty percent (50%) or more of the outstanding voting stock or other ownership interest of the other organization or entity, or (ii) the possession, directly or indirectly, of the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the organization or other entity.

1.4

“Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidances, ordinances, judgments, decrees, directives, injunctions, orders, permits (including marketing approvals) of or from any court, arbitrator, mediator, Regulatory Authority or governmental agency or authority having jurisdiction over or related to the subject item or any Party as may exist from time to time during the Term.

1.5	“Business Day” means any day, other than Saturday or Sunday, on which banking institutions in Spain and Switzerland are open for business.

1.6

“Calendar Year” means any twelve month period ending on December 31, for so long as this Agreement is in effect, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.7

“Combination Product” means a Product with respect to which Oculis is obligated to make payments to Accure hereunder that includes at least one Additional Ingredient where such Additional Ingredient is not priced separately from the other components of such Product and is covered by a single marketing approval.

1.8

“Commercialization” means distributing, offering to sell, selling, importing, exporting or transporting for sale a product or therapy and regulatory affairs with respect to the foregoing, but shall not include post approval studies. When used as a verb, “Commercializing” means to engage in Commercialization and “Commercialize” and “Commercialized” shall have a corresponding meaning.

1.9

“Commercially Reasonable Efforts” means those efforts and resources comparable to the efforts and resources that an entity [***] would typically devote in the ordinary course of business to accomplish such obligations hereunder in a diligent and timely manner, provided that with respect to research, development, manufacture or commercialization of a Product, “Commercially Reasonable Efforts” shall mean those efforts and resources that a [***] company (together with its Affiliates) would typically devote in the ordinary course of business for an advanced

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

therapy medicinal product which is of similar market potential at a similar stage in its development or product life as such Product, taking into account all scientific, commercial, and other factors

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

and risks that such entity would take into account, including issues of safety and efficacy, anticipated or approved labeling ,expected and actual cost and time to develop, expected and actual profitability (including royalties and other payments required hereunder), expected and actual competitiveness of alternative third party products (including generic or biosimilar products) in the marketplace, the nature and extent of expected and actual market exclusivity (including Patent Right coverage and regulatory exclusivity), the expected likelihood of regulatory approval, the expected and actual reimbursability and pricing, and the expected and actual amounts of marketing and promotional expenditures required and other relevant factors commonly considered by the entity and its Affiliates in connection with comparable products.

1.10

“Control” means, with respect to Intellectual Property, the possession of the legal right and ability to grant the respective rights, licenses or sublicenses (other than as a result of the licenses granted under this Agreement or any other agreement between the Parties), without violating the terms of any agreement or other arrangement with any third party; and the expressions “Controlling” and “Controlled by” shall be interpreted accordingly.

1.11

“Cover”, “Covers” or “Covered by” means with respect to an item or method claimed in any pending or issued Patent Right that, but for a license under or ownership right in such Patent Right, the research, development, use, making, having made, offering for sale, sale, importation, or other exploitation of such item or method would infringe or misappropriate such Patent Right.

1.12

“Development” means all activities relating to the development of a product or therapy (for clarity, including a Product), including conducting pre-clinical and clinical research and development activities including toxicology, pharmacology and other discovery efforts, test method development and stability testing, formulation development, process development, stability testing, quality assurance and quality control development, process and manufacturing scale-up, qualification and validation, clinical studies, statistical analysis and report writing, pharmacovigilance, the preparation and submission of regulatory filings, regulatory affairs with respect to the foregoing, all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Marketing Approval, and any manufacturing in support of the foregoing. When used as a verb, “Develop” means to engage in Development.

1.13	“Development Plan” means the development plan for the Development of ACT-01 into Products attached hereto as Appendix F that sets forth (i) [***] and (ii) [***]. Such Development Plan will reflect

[***], and will, [***], be [***]. Notwithstanding the above or anything contrary in this Agreement, [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.14

“First Commercial Sale” means, with respect to a Product, the first Sale, made in the country in which such Product is sold, provided, that the following shall not constitute a First Commercial Sale: (a) any sale by Oculis to its Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Product and is purchasing it for its own commercial use and not for resale to any

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Third Party, (b) any use of such Product in clinical studies or other research or Development activities, or disposal or transfer of such Product for a bona fide charitable purpose, (c) any transfer or sale of registration samples, promotional samples, free goods samples, and the like.

1.15

“Grants” means any funds, research grants, subsidies, sponsoring or benefits received by a Party from any governmental, quasi-governmental or other non-profit sources for the research, development of ACT-01 and/or Products or otherwise involving Licensed Technology whether or not subject to repayment. Grants shall not include monies received by Oculis or its Affiliates in exchange for supply quantities of ACT-O1 and/or Products on arms-length commercial supply terms.

1.16

“IND” means an investigational new drug application (as more fully defined in 21 C.F.R. §312.3) as filed with the FDA or similar application or submission filed with or submitted to any Regulatory Authority in conformance with the requirements of such Regulatory Authority to obtain permission to initiate human clinical studies, together with any supplements and amendments that may be filed with respect to the foregoing.

1.17	“Initiate” or “Initiation” means, with respect to a clinical trial, the first dosing of a patient in such clinical trial

1.18

“Institution Agreement” means the agreement among (i) Accure Therapeutics SL (as successor to Bionure Farma S.L.) and (ii) Institut D’Investigacions Biomediques August Pi Sunyer and Consejo Superior De Investigaciones Cientificas (collectively, the “Co-Owners”) dated June 11, 2015.

1.19

“Intellectual Property” means Patent Rights, Know-How, trademarks, service marks, registered designs, database rights, design rights, copyrights and software, any applications for registration for any of the foregoing, and all other similar proprietary rights recognized from time to time anywhere in the world, together with all rights of action in relation to the infringement or misappropriation anywhere in the world, of any of the above.

1.20	“Inventory” means all quantities of ACT-01 or Products in the possession or control of Accure or its Affiliates as of the Effective Date, including the Inventory set forth on Appendix C.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.21

“Know-How” means all technical, scientific and other know-how and information (including information in relation to materials or drug substance), inventions, discoveries, Results and data (including raw data, and the results of tests and trials, pre-clinical, clinical, safety, manufacturing and quality control data and information), concepts, methodologies, methods, means, formulae, models, research, development and testing procedures, assays, manufacturing processes, formulae techniques, procedures, and specifications, analyses, reports, submissions, study designs and protocols, in each case, which is not in the public domain, in written, electronic or any other form now known or hereafter developed.

1.22

“Licensed Know-How” means: all Know-How owned or Controlled as of the Effective Date by Accure or its Affiliates (or represented as being owned or Controlled) that is necessary or useful for the Development, Manufacture or Commercialization of, or otherwise relates to, ACT-01 or Products. As of the Effective Date, Licensed Know- How is identified in Appendix B. For clarity, Licensed Know-How does not include Oculis Intellectual Property. If there is Know-How owned or Controlled as of the Effective Date by Accure or its Affiliates (or represented as being owned or Controlled) that is necessary or useful for the Development, Manufacture or Commercialization of, or otherwise relates to, ACT-01 or Products that is not reflected in Exhibit B, the Parties will update Appendix B to include such Know-How.

1.23	“Licensed Technology” means, collectively, the Licensed Patents, the Licensed Know- How and the Inventory.

1.24

“Licensed Patents” means: the Patent Rights set forth in Appendix A along with any future Patent Rights pending, issuing or arising from such Patent Rights or any future Patent Rights Controlled by Accure or its Affiliates which claim priority to such Patent Rights.

1.25

“M&A Transaction means a sale to a Third Party of all or substantially all of the share capital of Oculis or an Oculis Affiliate that is the acquiror or assignee of this Agreement or all or substantially all of the assets related to the subject matter of this Agreement [***]. Any transaction in which the [***], shall not be [***].

1.26

“Manufacture” or “Manufacturing” means all activities, whether performed by a Party or a third party designee of a Party, related to the manufacturing of a product or therapy (for clarity, including a Product), or any ingredient thereof, including manufacturing for clinical use or commercial sale, in-process and product testing, release of product, quality assurance activities related to manufacturing and release of product, handling and storage of product and ongoing stability tests, packaging and labelling, and regulatory activities related to any of the foregoing.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.27

“Marketing Approval” means, with respect to a product or therapy in a particular jurisdiction, all approvals, licenses, registrations or authorizations granted by a Regulatory Authority and necessary for the Commercialization of such product or therapy in such jurisdiction, including only where mandatory for Commercialization of such product or therapy, receipt of Pricing Approval and approval of labelling, price, reimbursement and manufacturing.

1.28

“Net Sales” means the gross amount actually invoiced by or on behalf of Oculis and/or its Affiliates (the “Invoicing Entity”) on Sales by Oculis and/or its Affiliates following First Commercial Sale as set out in accounting documentation compliant with IFRS, GAAP or other local applicable accounting standards, less the following to the extent solely related to Sales : (a) trade, quantity, or cash discounts to the extent actually allowed and taken and to the extent they are shown separately on the invoices; (b) sales tax, VAT or other taxes to the extent specifically mentioned on invoices ; (c) customary credits, rebates, chargebacks and refunds (as evidenced by relevant documentation); (d) amounts repaid or credited or allowances made by reason of rejection, defects, recalls, returns or retroactive price reductions (as evidenced by relevant documentation) (d) price reductions or rebates, retroactive or otherwise, imposed by, negotiated with or otherwise paid to governmental authorities or other payees (as evidenced by documentation); (e) that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and reasonably allocable to sales of the Products; (f) import/export, transportation, freight and insurance actually incurred to the extent actually borne by Oculis as evidenced by relevant documentation; and (g) the amount of any debts written off, provided for or otherwise treated as bad in the books of the Oculis or its Affiliates, provided that any such amount shall be added back to the extent subsequently received by Oculis or its Affiliates.

In the event that the Invoicing Entity, or the Affiliate of the Invoicing Entity, receives non-monetary consideration for sale of Products, Net Sales shall be calculated based on [***] or, [***]. Each Party shall [***]. Within [***], each Party may [***]. Neither Party may [***]. Within [***]. Each Party will [***].

Net Sales shall exclude sales or transfers of Products for (a) promotional, pre-clinical, clinical, regulatory or governmental purposes (including any transfer or sale of registration samples, promotional samples, free goods samples, and the like) or (b) for charitable or government-approved programs solely for free of charge or at cost for compassionate use purposes or (c) any similar program that provides for the legally-permitted sale or transfer to an end-user of a Product for free of charge or at cost for compassionate use, prior to receipt of approval by a Regulatory Authority in such country. Net Sales shall be calculated in accordance with the standard internal policies and procedures of Oculis and its Affiliates and Sublicensees in accordance with IFRS, GAAP or other local applicable accounting standards.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Notwithstanding anything to the contrary set forth in this Agreement, for Products that are Combination Products, Net Sales from such Combination Product, for purposes of determining payment obligations hereunder, shall be determined on [***]. In the event that [***]. In such event, the Parties shall [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.29

“Oculis Intellectual Property” means, collectively, any and all Intellectual Property: owned or Controlled by or on behalf of Oculis or its Affiliates; or existing, arising, conceived, discovered and/or reduced to practice by or on behalf of Oculis or its Affiliates prior to, during or following the Term, including Intellectual Property which includes, uses or was created through the use of Licensed Technology. For clarity, Intellectual Property which arises pursuant to services, consulting or other arrangements under which Accure provides services to or for the benefit of Oculis shall be deemed Oculis Intellectual Property.

1.30

“Orphan Drug” shall mean a Product that is protected (a) by “Orphan Drug” status under the U.S. Orphan Drug Act, (b) by a Supplementary Protection Certificate, as such term is defined in Council Regulation (EU) No. 1768/92 or successor Regulation, or (c) by a similar status granted under similar statutory provisions of another jurisdiction granting exclusive marketing rights in such jurisdiction.

1.31

“Patent Rights” means (a) patent applications, including any provisional patent applications, in any country or under any international treaty, convention, or jurisdiction; (b) any patent application claiming priority from or the benefit of such patent application in (a) or provisional application, including all divisionals, continuations, substitutions, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (c) any patent that has issued or in the future issues from any of the foregoing patent applications, ((a) and (b)), including any utility model, petty patent, design patent, and certificate of invention; (d) any re-examinations, reissues, additions, renewals, extensions, including patent term extensions, restorations, registrations, supplemental protection certificates, of any of the foregoing patents or patent applications ((a), (b), and (c)); (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent application or patent; and (f) all rights and priorities afforded under any Applicable Law with respect to any of the foregoing.

1.32

“Payment Period” means, on a country-by-country and Product-by-Product basis, the period beginning on the Effective Date and ending upon the later of (i) the expiration of the last Valid Claim Covering such Product in such country; (ii) expiration of such Product’s Orphan Drug status, if any, in such country, or (iii) ten (10) years following the date of First Commercial Sale of such Product in such country.

1.33

“Phase 1 Trial” means a human clinical trial conducted in any country that meets the requirements of 21 CFR U.S. §312.2l (a) or the corresponding regulation in jurisdictions other than the United States.

1.34

“Phase 2 Trial” means a human clinical trial conducted in any country that meets the requirements of 21 U.S. CFR §312.21 (b) or the corresponding regulation in jurisdictions other than the United States. By way of example and not limitation, a Phase 2 Trial is usually a well-controlled clinical study in patients designed to assess early efficacy (“proof-of-concept”) or to gain dose-ranging information about an investigational drug, along with product safety data. For clarity, a Phase 2 Trial may also represent the second part of a combined phase 1b/2 clinical trial

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.35

“Phase 3 Trial” means a human clinical trial conducted in any country that meets the requirements of 21 C.F.R. 312.21(c) or the corresponding regulation in jurisdictions other than the United States which provides for the continued trials of a product on sufficient numbers of human patients to confirm with statistical significance the safety and efficacy of a product sufficient to support a regulatory approval for the proposed indication including a combined phase 2/3 clinical trial if such combined phase 2/3 study is initiated following an end of Phase 2 meeting with the FDA, as defined in 21 CFR Section 312.47 or the corresponding regulation in jurisdictions other than the United States.

1.36

“Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a product or therapy that can be charged and/or reimbursed in regulatory jurisdictions where the applicable Regulatory Authorities approve or determine the price and/or reimbursement of biopharmaceutical and/or other advanced human therapy products and where such approval, agreement, determination or decision establishes prices for a product or therapy that are acceptable to Oculis in its sole discretion.

1.37	“Product” means any product that contains ACT-01 as an active ingredient.

1.38

“Regulatory Authority” means any national, regional, municipal, country or other governmental or quasi-governmental administrative or regulatory agency, body or other similar entity in a given jurisdiction, including the United States Food and Drug Administration, the European Commission, European Medicines Agency or equivalent agency or government body of any country exercising authority with respect to the Development, Manufacture or Commercialization of Products.

1.39

“Regulatory Documentation” means all regulatory applications, registrations, licenses, authorizations and approvals (including all Marketing Approvals), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), and all reports and documentation in connection with clinical studies and tests (including study reports and study protocols, and copies of all interim study analysis), and all data contained in any of the foregoing, including all INDs, manufacturing data, drug master files, clinical data, adverse event files and complaint files, in each case related to ACT-01 or Products. Regulatory Documentation that is available to Accure is listed in Appendix D hereto. If there is matter that should fall within Regulatory Documentation that is not set forth on Appendix D, the Parties will update Appendix D to include the same.

1.40	“Results” means any results, materials, invention (whether patentable or not),

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

discovery, information, analyses, conclusions or data, including raw data, and any other knowledge, each in whatever form, arising from the conduct of any research, whether or not included in reports and any other disclosure pursuant to the terms of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.41

“Sale” means a transfer or disposition for value of a Product to independent Third Parties in the Territory by Oculis, any of its Affiliates or any Sublicensee, including for purposes of compassionate use, so called “treatment IND sales” and “named patient sales” or equivalent in other jurisdictions, to the extent that the value received from such party is not merely an at-cost reimbursement for the provision of the Product.

1.42

“Standards” means (as applicable) the relevant laws, regulations, code of practices (which may include cGLP, cGCP, cGMP and cGDP, each as applicable) and other applicable standards: (i) required to be followed to obtain Regulatory Approval for a Product (as applicable) in the Field in the relevant country in the Territory; and (ii) which govern the Manufacture and Commercialization of medicines in the Field in the relevant country in the Territory in compliance with the relevant Regulatory Approvals.

1.43

“Sublicense” means any right granted, license given, or agreement entered into, by Oculis or its Affiliates to or with a Third Party granting such Third Party rights to exercise rights under the license granted to Oculis pursuant to Section 2.1 below. For clarity, a Sublicense excludes any assignment of this Agreement, sale of equity of Oculis or its Affiliates, an M&A Transaction involving Oculis or its Affiliates, or distribution arrangement (subject to Section 1.44(v) in respect of consideration received by Oculis or its Affiliates as consideration for the right to distribute Products, where such consideration is not applied towards amounts due for Product supply). For clarity, a Sublicense excludes arrangements among Affiliates or arrangements where an Affiliate or contractor performs services for or engages in activities for the benefit of Oculis or its Affiliates, and accordingly no incremental payments are due with respect thereto.

1.44

“Sublicense Receipts” means any payment that Oculis or an Affiliate of Oculis actually receives from a Sublicensee as consideration for the grant of a Sublicense, including royalties, sales-based milestone payments, license fees, up-front payments, milestone or other event-based payments, license maintenance fees and equity; provided that:

(i)    In the event that Oculis or an Affiliate of Oculis receives non- monetary consideration in connection with a Sublicense, Sublicense Receipts shall be calculated based on [***] provided further that where [***], either [***] or alternatively [***];

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(ii)    Sublicensing Receipts will be reduced by any amounts returned by Oculis or an Affiliate to a Sublicensee on account of refunds or rebates given in respect of Sublicense Receipts; and

(iii)    where Oculis or its Affiliate Sublicenses Licensed Technology together with other technologies or other matter, Sublicense Receipts will include [***];

(iv)    where Oculis or its Affiliate receives Intellectual Property in exchange for a Sublicense (cross license), solely where such Intellectual Property [***], or where such Intellectual Property [***], Sublicense Receipts will consist of [***]. In all other cases, [***]; and

(v)    amounts received by Oculis or its Affiliates as consideration for the right to distribute Products, where such consideration is not applied towards amounts due for Product supply, shall be Sublicense Receipts.

For clarity, Sublicense Receipts do not include (i) amounts received from Sublicensees as funding for the performance of research or development work to the extent actually spent for the performance of the Development Plan or received for overhead, internal costs or under cost plus arrangement as required under accounting requirements; (ii) amounts received under distribution arrangements with non-affiliated distributors as consideration for arms-length supply of Products; (iii) consideration from an M&A Transaction, or (iv) consideration in the form of equity investments or provision of convertible debt by a Sublicensee or its Affiliate in Oculis or an Affiliate of Oculis, provided that that [***] and (v) amounts received as Grants;.

1.45	“Sublicensee” means any Third Party granted a Sublicense.

1.46	“Term” means the period from the Effective Date until the date of expiration or termination of this Agreement pursuant to Section 15.

1.47	“Territory” means anywhere in the world.

1.48	“Third Party” means any person, organization or entity other than the Parties and their respective Affiliates.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

1.49

“Third Party Payments” means any amounts actually paid or payable by Oculis or its Affiliates as evidenced by written documentation pursuant to either (a) a license agreement with a Third Party, or Affiliates if conducted on an arms-length equivalent basis, for the license of Intellectual Property that are necessary in Oculis’ reasonable judgment for the formulation or Commercialization of a Product, or (b) an agreement with a Third Party necessary for avoiding or settling a claim that ACT-01 or Licensed Technology (or its use or practice) infringes, misappropriates or is Covered by the Intellectual Property rights of any Third Party, or (c) a judicial or arbitral decision, not worthy of appeal in the reasonable opinion of Oculis’ patent counsel (as shared with Accure, including orally) that finds Oculis, an Affiliate of Oculis or, to the extent deducted from payments by Sublicensees under terms of a Sublicense, a Sublicensee is liable to make such payments in respect of a claim that ACT-01 or Licensed Technology infringes, misappropriates or is Covered by the Intellectual Property rights of any Third Party, or (d) payments by Oculis or its Affiliates to inventors of Licensed Technology pursuant to mandatory inventor compensation regimes under Applicable Laws in furtherance to a claim or assertion introduced by such inventors, or (e) payments by Oculis or its Affiliates to Third Parties arising from or relating to a material breach of an Accure of a representation or warranty under this Agreement.

1.50

“Valid Claim” means a claim of any pending, issued, unexpired patent within the Licensed Patents that claims the composition of matter or method of treatment of a Product which (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction not subject to further appeal, (b) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (c) has not been rendered unenforceable through disclaimer, abandonment, withdrawal, dedication to the public, allowing to lapse through non-payment of renewal fees or otherwise.

1.51	“Withholding Tax” means tax on income imposed at source, whereby the Party making the payment is charged with the task of deducting the tax and remitting the amount to the government authority.

2.	LICENSE GRANT.

2.1	Exclusive License.

Accure (on behalf of itself and its Affiliates) hereby grants Oculis an exclusive (including with respect to Accure and its Affiliates), worldwide, sublicensable through multiple tiers and transferable (in accordance with Section 17.9) license under the Licensed Technology for any and all use and purpose, including to practice and make any and all uses (including, all therapeutic and/or diagnostic uses) of the Licensed Technology and to perform any research, Development, Manufacturing and Commercialization activities in any manner and for any purpose.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

2.2	No Reserved Rights; No Implied Rights or Licenses.

Except as may be agreed by the parties pursuant to services or other agreements in support of Oculis, Accure shall not use Licensed Technology for any development, commercial or other purpose. No right or license by any Party is or shall be created or granted to any other Party by operation of this Agreement, except as expressly created or granted under this Agreement. Oculis acknowledges that the Co-Owners of the Licensed Patents have reserved the right to use the same for education and research purposes pursuant to the Institution Agreement. Accure will use Commercially Reasonable Efforts to prevent the Co-Owners from pursuing any other use of the Licensed Patents. For clarity, Accure may continue development of its other assets so long as Licensed Technology is not used in connection with such efforts.

2.3	Affiliates and Contractors.

The rights and licenses granted to Oculis under this Agreement include the right to have some or all of Oculis’s rights exercised or performed by one or more of Oculis’s Affiliates or by Third Party contractors for and on behalf of Oculis or its Affiliates. For clarity, such parties to the extent exercising or performing such rights on behalf of Oculis or its Affiliates shall not constitute Sublicensees. Oculis shall be responsible for actions taken or omissions by such Affiliates or Third Party contractors (for clarity, excluding Accure and its Affiliates) in exercising such rights on behalf of Oculis.

2.4	Technology Transfer

Accure shall and hereby procures that it and its Affiliates and their personnel, representatives and/or consultants shall (i) disclose to Oculis all Licensed Technology, including by transferring all available data (including raw data), protocols, records, laboratory notebooks and other relevant matter, and Regulatory Documentation and (ii) attend direct meetings or calls with Oculis personnel as may be reasonably required by Oculis. Such activities shall be completed in a timely and diligent manner without additional charge to Oculis. Accure and Oculis shall use reasonable endeavors to ensure all material aspects of such technology transfer is recorded in writing, including all Confidential Information disclosed to Oculis. Accure shall use best efforts to provide a signed copy of any report within Licensed Know- How, where such signed copy is requested by Oculis. The Parties shall cooperate to update the details of any Licensed Technology where omissions or inconsistencies have been identified by either Party. Accure will not transfer title to Licensed Technology to any other person or entity.

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2.5	Inventory

Within [45 Business Days] of the Effective Date, Accure shall transfer to Oculis title to all Inventory. Within [***], Oculis shall [***]. In addition, Accure shall [***]. Inventory [***] shall [***] and [***]. Inventory [***] shall be [***] to an address instructed by Oculis. Accure represents and warrants that, [***].

3.	SUBLICENSES.

3.1	Grant of Sublicenses.

Oculis and Sublicensees shall be entitled to grant multiple tiers of sublicenses under the rights and licenses granted pursuant to this Agreement without Accure’s consent. Sublicenses shall be on terms that are consistent with Oculis’ obligations under this Agreement. Oculis shall provide Accure with notice of any first tier Sublicenses granted by Oculis prior to the grant of such Sublicense and shall in a timely manner communicate a copy of a first tier Sublicense to Accure; such agreement may be redacted to exclude information not necessary to determine payment obligations under this Agreement. Such first tier (and other subsequent tiers) Sublicense shall contain similar provisions as those contained in this Article 3.1.

3.2	Sublicenses Upon Termination of Agreement.

Oculis shall ensure and procure that any Sublicense will include terms to the effect that, in the event any licenses granted to Oculis under this Agreement terminate, each first-tier Sublicensee shall, provided that it is not at that time in breach of its Sublicense agreement, continue to have the rights and licenses set forth in such Sublicense agreement with respect to the Licensed Technology provided that (a) Accure is entitled to enforce all relevant provisions of such Sublicense agreement directly against such Sublicensee in place of Oculis; and (b) Accure shall not assume, and shall not be responsible to, such Sublicensee for any representations or warranties of Oculis made (or deemed made) to such sublicensee, or any obligation in favor of such sublicensee other than to permit such Sublicensee to exercise any and all rights to the then-current Licensed Technology and Products that are Sublicensed under such Sublicense agreement. Oculis shall have no liability to Accure for any action or inaction of any Sublicensee under its continuing rights hereunder, occurring upon the time of termination and thereafter. For clarity, in the event any license granted to Oculis terminates and the rights of the first-tier Sublicensee continue as provided above, rights of second or later tier Sublicensees shall remain in effect in accordance with their terms and shall not be affected by such termination.

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4.	DEVELOPMENT MANUFACTURE AND COMMERCIALIZATION DILIGENCE.

4.1	Development

Oculis shall, at its sole cost and expenses, have sole responsibility to timely perform its obligations under the Development Plan in compliance with the Standards with a view to apply for Marketing Approval of the Product in major countries of the Territory [***].

In particular, Oculis shall [***] (i) manage [***], (ii) continue and initiate [***], and (iii) perform [***]. In the event that [***], Oculis shall [***] and shall [***]. Provided however that in the event [***], Oculis shall [***] and the Parties shall [***]. If the Parties [***], then [***] provided [***].

As between the Parties, Oculis shall prepare and present Accure with summary development reports every [***], and the Parties shall hold annual update meetings, either in-person or virtual. Oculis shall apply for, hold and maintain any Regulatory Approvals in its own name as may be needed to make or sell Product and shall perform all regulatory work and pay registration fees and annual maintenance fees for the Regulatory Approvals. As between the Parties, Oculis shall be solely responsible for the management of all adverse events of Product.

4.2	Full Control and Authority; Costs.

Oculis shall have full control, authority and responsibility for the research, Development, Manufacturing and Commercialization of ACT-01 and/or any Product anywhere in the world (subject to Section 4.1) and shall have sole decision-making authority thereto. Subject to the other terms of this Agreement, as between the Parties, Oculis shall be responsible for Oculis’ costs for the Development, Manufacture and Commercialization of Products

4.3	Regulatory

As soon as practicably possible after the Effective Date but in no event later than [***] after the Effective Date, Accure will transfer and assign to Oculis the

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Regulatory Documentation free of charge in the format as they stand at the Effective Date. Accure shall [***], provided that [***]. During the Term and upon reasonable [***], Accure agrees to [***]. Without limitation of the above, within [***] of the Effective Date, Oculis shall [***].

4.4	Manufacture

As between the Parties, Oculis shall, at its sole costs and expense, have sole responsibility and decision-making authority to make or have made the Product.

4.5	Commercialization

Accure (and its Affiliates) shall have no right to, and shall not, make any regulatory filings related to ACT-01 or Products or otherwise communicate or interact with any Regulatory Authorities with respect to ACT-01 or Products.

Company shall, at its sole cost and expense, have sole responsibility and decision making authority to Commercialize Product in the Territory.

Starting after Product is the object of a first application for Marketing Authorization, Oculis shall communicate to Accure a detailed Product marketing, promotion and sales plan, within [***] following such application and thereafter annually concurrently with provision of reports pursuant to Section 7.1 during each Calendar Year with respect to the next Calendar Year detailing country per country of the Territory the Commercialization actions that Oculis, its Affiliates and Sublicensees intends to undertake.

4.6

Regulatory Responsibility for Activities Prior to Effective Date. Notwithstanding anything to the contrary set forth in the Agreement, Accure shall be solely responsible for all activities which took place prior to the Effective Date, including regulatory matters and compliance of the [***] with Regulatory Standards.

4.7	Alliance Managers.

Within [***] after the Effective Date, each Party shall appoint and notify the other Party of the identity of a representative having the appropriate qualifications [***] to act as its alliance manager under this Agreement

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(“Alliance Manager”). The Alliance Managers will serve as the primary contact points between the Parties regarding the activities contemplated by this Agreement. Each Party may replace its Alliance Manager by written notice to the other Party.

4.8	Grants

Accure acknowledges and agrees that Oculis or any Affiliate may apply for Grants for the funding of the research, Development and/or Commercialization of ACT-01 and/or Products (and/or any precursors of any Product), or otherwise relating to Licensed Technology. Accure agrees to cooperate with Oculis to perform such further acts and execute such further documents at Oculis expense as may reasonably be necessary to support the preparation and submission of the aforementioned Grants.

5.	TITLE.

5.1	Licensed Technology.

5.1.1

As between the Parties, all rights, title and interest in and to the Licensed Technology is and shall remain the sole property of Accure, subject to the rights and licenses granted to Oculis under this Agreement.

5.1.2

Accure shall not, and shall ensure that its Affiliates shall not, and that the other parties to the Institution Agreement shall not, (i) sell, transfer or assign any rights under Licensed Technology to any person, organization or entity other than Oculis, or (ii) out-license, encumber or otherwise grant or offer any rights (including any prospective rights) under any Licensed Technology (in whole or in part) to any person, organization or entity other than Oculis. Without limiting the foregoing, Accure shall, and shall procure its Affiliates shall, maintain its and their ownership and Control of Licensed Technology.

5.2	Oculis Intellectual Property.

As between the Parties, all rights, title and interest in and to Oculis Intellectual Property shall be the sole property of Oculis, and/or its Affiliates, and/or its Sublicensees. Oculis shall have no obligation to Accure with respect to Oculis Technology, subject to obligations expressly set forth herein with respect to Licensed Technology or Products.

5.3	Institution Agreement

Accure shall be solely responsible for performance and payment of, shall perform and pay and shall indemnify Oculis against any liability or claim for, any royalties or other payments, obligations or amounts owed pursuant to Institution Agreement. Accure shall not amend, modify or terminate the Institution Agreement without the prior written consent of Oculis which shall not be unreasonably withheld. Accure

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shall comply with all of its obligations under the Institution Agreement. In the event that Accure [***], Accure shall [***] as soon as practicable, and Accure shall [***]. If Accure is [***],

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Accure shall (i) [***]; provided, however, that [***]; and (ii) use its Commercially Reasonable Efforts to [***] Accure shall promptly notify Oculis if it [***]. For clarity, notwithstanding anything to the contrary set forth in this Agreement, if the Institution Agreement is [***], then (i) [***] (and, for clarity, [***]); and (ii) [***] shall [***].

Accure will provide Oculis will full information, and comply with Oculis instructions, with respect to the exercise of rights (including, without limitation, consent rights, and obtaining rights in Co-Owner improvements and the license of such improvements to Oculis) and performance of obligations under the Institution Agreement. Without limiting the foregoing: (i) Accure will promptly (within [***]) provide Oculis with copies of any notices received by Accure pursuant to the Institution Agreement or from the other parties thereto; and (ii) Accure will not agree to any amendment of the Institution Agreement without the prior written consent of Oculis which shall not be unreasonably withheld. Oculis will not have any liability or financial obligation under the Institution Agreement.

6.	CONSIDERATION.

6.1

In consideration for the rights and licenses granted to Oculis under this Agreement, during the Payment Period, Oculis shall pay to Accure the amounts set forth in this Section 6, in accordance with this Section 6.

6.2	Fixed Payments.

Oculis shall pay to Accure a single, non-creditable, non-refundable one-time upfront fixed-fee payment of CHF 3,000,000 (Three Million Swiss Francs), which shall be payable as follows: fifty percent (50%) of such payment shall be paid within [***] of the Effective Date, and [***] of such payment shall be paid upon [***]. Such payment shall be subject to Oculis’s receipt from Accure of a valid invoice in accordance with Section 7.2.

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6.2.1	Oculis shall [***] and [***], which [***]. Such payment shall be subject to [***]. As used herein, “[***]” means the [***].

6.3	Milestone Payments.

During the Payment Period with respect to each Product, Oculis shall make non- creditable, non-refundable one- time payments to Accure (any of the following payments, a “Milestone Payment”) upon reaching for the first time each of the development milestones set forth on Appendix E (any such event, a “Milestone Event”), subject to the remaining provisions of this Section 6.3. Each Milestone Payment shall be payable only once,

Within [***] of the achievement of any Milestone Event by Oculis or its Affiliates, or, if applicable, within [***] of the achievement of any Milestone Event by a Sublicensee, Oculis shall provide written notice to Accure with respect to such achievement, following which Accure shall issue an invoice to Oculis for the corresponding Milestone Payment. Oculis shall pay the applicable Milestone Payment in accordance with Sections 7.2 and 7.4.

6.4	Royalties.

6.4.1

During the Payment Period with respect to a Product and a country, subject to the other provisions of this Section 6, Oculis shall pay to Accure a non-creditable, non- refundable running royalty on Net Sales, on a Product-by-Product and country-by- country basis, in accordance with each of the following thresholds [***]:

Royalties related to [***]

Each marginal royalty rate set forth in the table above shall apply only to that portion of the annual Net Sales during a given Calendar Year that falls within the indicated range:

Aggregate annual Net Sales up to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales exceeding [***] but less than or equal to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales exceeding [***] but less than or equal to [***] during a Calendar Year: [***]%

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Aggregate annual Net Sales exceeding [***] during a Calendar Year: [***]%

Royalties related to [***]

Each marginal royalty rate set forth in the table above shall apply only to that portion of the annual Net Sales during a given Calendar Year that falls within the indicated range:

Aggregate annual Net Sales up to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales exceeding [***] but less than or equal to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales exceeding [***] but less than or equal to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales exceeding [***]: [***]%

Royalties related to [***]

Each marginal royalty rate set forth in the table above shall apply only to that portion of the annual Net Sales during a given Calendar Year that falls within the indicated range:

Aggregate annual Net Sales up to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales greater than [***] but less than or equal to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales greater than [***] but less than or equal to [***] during a Calendar Year: [***]%

Aggregate annual Net Sales greater than [***]: [***]%

6.4.2

Notwithstanding the other provisions of this Section 6.4 in the event that a Product is not covered by a Valid Claim in the country in which it is sold at the time of sale, the royalty payable on Net Sales of such Product as set out in Section 6.4.1 above shall be reduced by [***]% for the remainder of the Payment Period, and in such case, in the event that any Generic Product with respect to a Product captures in any Calendar Year more than [***]% of the Product market in such country then the royalty payable on Net Sales of such Product as set out in Section 6.4.1 above shall be reduced by an aggregate amount of [***]% for as long as sales of such Generic Product account for more than [***]% of the Product market. for the purpose of this Section

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6.4.2a “Generic Product” means, with respect to a Product in a country, any pharmaceutical product that (a) contains a compound, in the same active ingredient formulation and dosage form as such Product and for the same route of administration as such Product; (b) is approved by the Regulatory Authority in such country (i) in reliance on the Regulatory Approval for such Product in such country

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or (ii) under a generic pathway approval as a generic of such Product in such country in the Territory; and (c) is sold in such country by a Third Party that is not a Sublicensee and did not purchase such product in a chain of distribution that included any of Oculis or its Affiliates or Sublicensees.

6.5	Sublicense Receipts.

Subject to the other provisions of this Section 6, the relevant percentages for calculating payments on Sublicense Receipts under this Section 6.5 are as follows:

Date of signing Sublicense	% of Sublicense Receipts
[***]	[***]%
[***]	[***]%
Any time thereafter	[***]%

For the sake of clarity, Oculis shall be entitled to deduct from the amounts that are subject to Sublicensee Receipts to Accure in respect of any milestone, advance or fixed payment or other similar payment paid by a Sublicensee to Oculis any amounts that were previously paid or are concurrently or later paid by Oculis to Accure pursuant to the milestone payment obligations of Licensee under Section 6.3, and such amounts received from a Sublicensee will be deducted from amounts owed to Accure hereunder. As example, if [***], Oculis shall pay [***].

6.6	Third Party Payments.

If Oculis or any Affiliate of Oculis is bound to make payment of Third Party Payments in any Calendar Year, then Oculis shall be entitled to deduct up to [***] of such Third Party Payments (the “Off-Set Amount”) against amounts otherwise payable to Accure under this Agreement during the same Calendar Year, provided that, subject to the final paragraph below, deductions of the Off-Set Amount (prior to reductions under 6.4.2) shall not cause payments to Accure during such Calendar Year to be reduced to less than [***] of amounts due prior to deduction of such Off-Set Amount during such Calendar Year (the “Off-Set Cap”). In the event that any Off-Set Amount exceeds the Off-Set Cap for any Calendar Year, the amount of the Off-Set Amount remaining after application of the Off-Set Cap may be carried forward (subject to the [***] floor referred to in the preceding sentence) and Oculis may deduct the remaining Off-Set Amount from subsequent amounts due to Accure in the forthcoming Calendar Years until the full Off-Set Amount has been deducted. For

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clarity, in the event Third Party Payments relate to an Additional Ingredient included in a Combination Product and the Combination Product offset mechanism contemplated under Section 1.28 is used, Oculis shall not be entitled to reduce the royalty payments under this Section 6.6.

Notwithstanding anything to the contrary set forth in this Agreement i) to the extent Third Party Payments arise from or relate to a material breach of an Accure representation or warranty under this Agreement then the Off-Set Amount shall be ([***]) of such Third Party Payments (with an Off-Set Cap for such offsets of [***]); (ii) to the extent Third Party Payments arise from Licensed Technology or its use infringing third party intellectual property rights, then the Off-Set Amount shall be [***] of such Third Party Payments (and the Off-Set Cap for such offsets shall be [***]) and, (iii) the Off-Set amount shall be, and Oculis may deduct, [***] of any payments it is bound to make (as evidenced by written documentation) to any of the other parties to the Institution Agreement (other than Accure) in connection with the Institution Agreement (with an Off-Set cap of zero for such offsets); Oculis shall use reasonable efforts to notify Accure prior to making such payment.

6.7	Expiration of Payment Period.

Notwithstanding anything to the contrary in this Agreement, following the end of the Payment Period with respect to any given Product and any given country, on a Product-by-Product, country-by-country basis, the licenses granted under this Agreement shall automatically convert into a perpetual, irrevocable, royalty-free and fully-paid up license with respect to such Product and such country.

6.8	Sole Consideration.

This Section 6 sets forth the sole consideration to which Accure or its Affiliates shall be entitled to in respect of the rights and licenses and other rights granted hereunder. None of Accure or its Affiliates shall be entitled to any amounts in respect of Licensed Technology, Combination Products or Products except as expressly set forth in this Agreement.

6.9	Reductions.

Subject to Section 6.6 with respect to Third Party Payments, reductions of payment obligations contemplated under this Agreement are cumulative.

7.	REPORTS AND PAYMENTS.

7.1	Reports.

During the Payment Period, within [***] after the conclusion of each Calendar Year commencing with the first Calendar Year in which Oculis, or its Affiliates or

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Sublicensees first achieves Net Sales or receives Sublicense Receipts, as the case may be, Oculis shall deliver to Accure a written report containing the following information: (a) the amount of Products sold by Oculis, its Affiliates or a Sublicensee in each country for the applicable Calendar Year; (b) the gross amount billed (expressed in currency of sale, exchange rate used and amount in Euros) for the Products sold by Oculis or any party acting on its behalf, its Affiliates or a Sublicensee in each country during the applicable Calendar Year; (c) a calculation of Net Sales for the applicable Calendar Year in each country, including a listing of

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applicable deductions together with documentation evidencing the same; (d) the total amount payable of royalties owed to Accure pursuant to article 6.4 above for the applicable Calendar Year; (e) any Sublicense Receipts (expressed in currency of receipt, exchange rate used and amount in Euros) received during the applicable Calendar Year and payment owed to Accure pursuant to article 6.5 above; and (f) any other information necessary for the calculation of the Net Sales, the Sublicense Receipts and/or the royalty to be paid by Oculis in accordance with this Agreement. Notwithstanding anything to the contrary set forth herein, if needed to accommodate Sublicensees’ reporting schedule to Oculis, Oculis shall have until [***] following the end of the Calendar Year to report Sublicense Receipts, and time for payment shall be adjusted accordingly. The exchange rate for reporting purposes shall be the annual average of the monthly rates (as published in the Wall Street Journal European Edition or any other sources mutually-agreed by the Parties) of the last working day of each month during the concerned Calendar Year.

7.2	Payment Terms for Royalties and Sublicense Receipts.

During the Payment Period, following Accure’s receipt of Oculis’ report delivered pursuant to Section 7.1, Accure shall provide Oculis with an invoice expressed in Euros for all amounts (inclusive of any and all taxes such as VAT, when applicable) due to Accure pursuant to Sections 6.2, 6.3, 6.4 and 6.5 for the applicable Calendar Year according to such report.

Accure invoices shall be paid by Oculis in Euros within [***] of Oculis’ receipt of the Invoice. No additional amounts shall be added to amounts due, provided that if Oculis in good faith disputes such invoice, the disputed portion of such invoice shall not become due until such dispute has been resolved

7.3	Oculis Records and Audit.

During the Payment Period, Oculis shall maintain, and shall cause its Affiliates and Sublicensees, to maintain, complete and accurate records of Products that are made, marketed or sold under this Agreement, any amounts payable to Accure in relation to such Products for each country and all Sublicense Receipts received by Oculis, anyone acting on its behalf and its Affiliates, which records shall contain sufficient information to permit Accure to confirm the accuracy of any reports or notifications delivered to Accure under Section 7.1. Oculis shall retain (and/or procure its Affiliates and Sublicensees to retain) such records relating to a given Calendar Year for at least [***] after the conclusion of that Calendar Year, and during such [***], Accure shall have the right, at its expense, to cause an independent, certified public accountant, who is bound by a customary confidentiality arrangement with Oculis (which consent thereto shall not be unreasonably withheld), to inspect Oculis’s and its relevant Affiliates’ during normal business hours for the sole purpose of verifying any reports

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and payments delivered under this Agreement, or request that Oculis utilize any audit rights granted to it under its agreements with Sublicensees, at Accure’s expense. Such accountant shall not disclose to Accure or any Third Party any information gained during the course

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of such inspection, except that such accountant may disclose to Accure the amount of any underpayment or overpayment under this Agreement and detailed calculations pertaining thereto as determined by such accountant through such inspection. The Parties shall reconcile any underpayment (by payment of shortfall) or overpayment (by refund of overpaid amounts) within [***] after the accountant delivers the results of the audit. If the results of an audit indicate an underpayment by Oculis exceeding [***] of the amount paid, Oculis shall (in addition to making payment of shortfall and late payment interest) reimburse Accure for all reasonable costs of the audit. Accure may exercise its rights to conduct an inspection under this Section 7.3 only once every Calendar Year and audit period may cover any prior unaudited periods. Reasonable prior notice of audit shall be given to Oculis no less than [***] in advance and Oculis shall ensure that all such documentation and records are available to the auditor in a timely manner. Amounts of any underpayment appearing in any audit reports obtained by Oculis on Sublicensees’ books shall be communicated to Accure.

7.4	Payment Method.

Each payment due to Accure under this Agreement shall be made in Euros (except that payment referred to in Section 6.2.1 may be made in Swiss Francs), by wire transfer of funds to Accure in accordance with invoice specifications or written instructions provided by Accure. If Oculis is late in any undisputed payment owed Accure hereunder or in disputed payment that are ultimately found wrongly disputed, Oculis shall pay Accure interest on such late amount from the date due until payment is made at an annual rate of [***].

7.5	Withholding and Similar Taxes.

If Applicable Laws require that taxes be withheld from any amounts due to Accure under this Agreement or paid by Oculis, Oculis shall (a) deduct these taxes from the remittable amount, (b) pay the taxes to the proper taxing authority, and (c) promptly deliver to Accure a statement including the amount of tax withheld and justification therefore, and such other information as may be necessary for tax credit purposes. The Parties shall reasonably cooperate in order to procure any available reduction of or exemption from Withholding Taxes and to obtain available relief from double taxation with respect to payments under this Agreement. For clarity, all amounts to be paid to Accure pursuant to this Agreement are inclusive of applicable Withholding Tax and other taxes, when applicable, to the transactions contemplated hereunder.

8.	RESEARCH AND CONSULTING SERVICES; INTELLECTUAL PROPERTY.

8.1	Research, Consulting.

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Accure acknowledges that Oculis and/or its Affiliates may wish to engage Accure or its Affiliates, and/or Accure personnel or its Affiliates’ personnel to perform research services, research collaborations or consulting or other services in connection with activities under Agreement. Subject to specific written agreement executed by the

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Parties dealing notably with financial conditions of such engagement, Accure hereby consents to the engagement of its and its Affiliates’ personnel by Oculis, its Affiliates or collaborators to perform consulting services in any capacity not prohibited by Applicable Law, provided that engagements by Oculis or its Affiliates with Accure personnel for the performance of research activities in Accure or its Affiliates’ laboratories are permitted with Accure consent, which shall not be unreasonably withheld. Such services shall be provided pursuant to separate written agreements which shall be consistent with the terms of this Section 8 and the other terms of this Agreement. Results, Know-How and any other elements or matter (including all Intellectual Property rights therein) developed by or on behalf of Accure or its Affiliates or personnel which arise in the course of performing research services or performing services under consulting or services arrangements with Oculis or its Affiliates, or which relate to Oculis Intellectual Property, or which are generated with funding by Oculis or its Affiliates, or which include, incorporate or are created using Intellectual Property owned by Oculis and all Intellectual Property rights therein, shall be owned by Oculis and shall be considered Oculis Intellectual Property. To the extent required to vest title, Accure (on behalf of itself and its Affiliates) hereby assigns and will assign, as and when created, all right, title and interest in Oculis Intellectual Property to Oculis (or, any Oculis’s Affiliate identified as owner in the applicable document) as and when created. Accure and its Affiliates and the employees and representatives or agents of both of them shall at the request of Oculis reasonably assist Oculis (or relevant Oculis’s Affiliate) to transfer to Oculis (or relevant Oculis’s Affiliate) its interest in Oculis Intellectual Property and to obtain and enforce Patent Rights or other proprietary rights relating to Oculis Intellectual Property in any and all countries at the expenses of Oculis, and to that end shall execute, verify and deliver such documents and perform such other act as Oculis or its Affiliates may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Patent Rights or other proprietary rights and the assignment thereof.. In the event Oculis or its Affiliates are unable to secure the signature of Accure, its Affiliates or the employees or personnel of any of them on any document needed to effect the foregoing, Accure (for itself and its Affiliates and their personnel) irrevocably designates and appoints Oculis (or Affiliates) and its duly authorized officers and agents as its agent and attorney-in-fact to act for and on its behalf to execute, verify and file any such document and to do all other lawfully permitted acts with the same legal force and effect as if executed by them. Accure shall ensure that it has signed agreements with its employees, representatives and agents sufficient to enable Accure to assign rights as contemplated hereunder and protecting Oculis Confidential Information (defined below).

During the term of this Agreement and [***] thereafter, neither Party will solicit for employment any employee or consultant of the other Party who is involved in the performance of this Agreement. As used in this section “solicit” means the initiation

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by a Party or its agent of a contact with any of the other Party’s then current employees or consultants for the purpose of offering employment to such employees, but shall not include the circumstance where any such employee initiates a contact with the other Party for the purpose of obtaining employment or an approach by an employee in response to a general advertisement of employment.

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8.2	Publications.

No publications in writing, in scientific journals or otherwise, or presentations or other public oral or written disclosures relating to the Licensed Technology, ACT-01, Products or Oculis Intellectual Property (including Oculis Intellectual Property developed pursuant to research or consulting arrangements with either Accure or its personnel) may be published or presented by Accure, its Affiliates or any of their employees or other personnel without the prior written consent of Oculis in its discretion, which consent must be obtained prior to submission of the proposed publication, presentation or disclosure. Accure shall provide Oculis with a written copy of the material to be so submitted, presented or disclosed prior to submission, and shall allow Oculis to review the same. Accure shall ensure that the other parties to the Institution Agreement abide by the terms of this clause with respect to publications by them, their Affiliate, employees or personnel.

9.	PATENT FILING, PROSECUTION AND MAINTENANCE.

9.1	Licensed Patents.

9.1.1

Oculis shall be responsible for and shall have the exclusive right with respect to, the preparation, filing, prosecution, protection, maintenance and enforcement of all Patent Rights in respect of the Licensed Technology in its discretion using its patent counsel. Oculis shall consult with Accure with respect thereto, supply Accure with a copy of the application as filed, together with notice of its filing date and serial number; and keep Accure advised of the status of actual and prospective Patent Right filings, including office actions, and keep Accure informed about and provide copies of all the relevant information exchanged between Oculis and the different Industrial or Intellectual Property Registration Offices regarding the prosecution, maintenance, defense and enforcement of the Licensed Patents. The cost and expense of filing, prosecuting, maintaining and enforcing all Licensed Patents shall be borne by Oculis. Accure shall, and hereby procures its personnel will, provide all requested information and perform all acts reasonably requested by Oculis in connection with the prosecution, maintenance, defense or enforcement of the Licensed Technology. Without limiting the foregoing, Accure and its Affiliates may not file for further Patent Rights relating to Licensed Technology.

9.1.2

Should Oculis not be interested in the prosecution, defense and maintenance of any or all of the Licensed Patents, and/or Oculis decides not to pay all reasonable and necessary expenses with respect to the prosecution, defense or maintenance of any Licensed Patent before any upcoming deadline, Oculis shall give reasonable advance

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notice to Accure (no less than [***]), and subsequent to such notice Accure shall act as it deems appropriate in connection with the prosecution, defense and maintenance of the Licensed Patents at their discretion and at their own cost. As from such notification, Oculis shall not be responsible for costs associated with such Licensed Patents, and, where such notification is provided following such time as

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Oculis assumes responsible for performing patenting matters as set forth above, Oculis shall not be responsible for the preparation, filing, prosecution, protection and maintenance of the mentioned Licensed Patents and such Patent Rights shall cease to be Licensed Patents and the provisions of Agreement shall be of no further effect with respect to such patent and/or country of the Territory.

9.2	Oculis Patents.

As between the Parties, Oculis shall have the right to prepare, file, prosecute, protect, maintain and enforce all Patent Rights claiming Oculis Intellectual Property, at Oculis’s sole discretion.

9.3	No Warranty.

Subject to Section 12.2, neither Party warrants they can or shall be able to obtain Patent Rights covering the Licensed Technology, or that any Patents Rights covering the Licensed Technology shall be valid, enforceable or afford adequate or commercially worthwhile protection.

10.	INFRINGEMENT.

10.1	Notice.

In the event Accure or Oculis becomes aware of any possible or actual infringement or unauthorized possession, knowledge or use of any Licensed Technology (collectively, an “Infringement”), that Party shall promptly notify the other Party and provide it with details regarding such Infringement.

10.2	Suit by Oculis.

Oculis shall have the right, but not the obligation, to take action, suit or proceeding in the prosecution, prevention, or termination of any Infringement. Oculis shall give reasonable advance notice to Accure about such decision for the purposes of Section 10.3 below, to the extent such advance notice is reasonably practicable. The expenses of such suit, action or proceeding that Oculis elects to bring, including any expenses of Accure incurred in conjunction with the prosecution of such suit, action or proceeding or the settlement thereof and pre-approved by Oculis, shall be paid for entirely by Oculis. In the event Oculis exercises its right to take any suit, action or proceeding pursuant to this Section 10.2, it shall first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of itself or its Affiliates or Sublicensees of every kind and character, including reasonable attorneys’ fees, necessarily involved in the prosecution of any such suit. If, after such reimbursement, any funds shall remain from said recovery, then Accure shall receive a percentage of such funds equal to the amount Accure would have received

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pursuant to this Agreement had such funds been considered Sublicense Receipts (with the date of award deemed date of grant) and the remaining amounts of such funds shall be retained by Oculis.

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10.3	Suit by Accure.

If Oculis does not take action in the prosecution, prevention, or termination of any Infringement pursuant to Section 10.2 above, and has communicated such decision to Accure in writing, Accure may elect to do so in coordination with Oculis, and Accure will not file such claim if Oculis reasonably objects. The expenses of such suit, action or proceeding that Accure elects to bring, including any expenses of Oculis or its Affiliates or Sublicensees incurred in conjunction with the prosecution of such suit, action or proceeding or the settlement thereof, shall be paid for entirely by Accure. In the event Accure exercises its right to sue pursuant to this Section 10.3, all proceeds arising therefrom shall be for the sole benefit of Accure other than costs reimbursed to Oculis for any expenses borne by Oculis in such activities.

10.4	Own Counsel.

Each Party shall always have the right to be represented by counsel of its own selection, at its own expense, in any suit instituted under this Section 10.

10.5	Cooperation.

Each Party agrees to cooperate fully in any suit, action or proceeding under this Section 10 which is controlled by another Party, provided that the controlling Party reimburses the cooperating Party promptly for any reasonable and verifiable out-of- pocket costs and expenses incurred by the cooperating Party in connection with providing such assistance provided such costs and expenses are essentially consistent with a budget of the cooperating Party.

10.6	Standing.

If any Party lacks standing and any other Party is required to be joined to any suit, action or proceeding in order allow the suit, action or proceeding to proceed, then all such other Parties shall do so at the request of and at the reasonable expense of the requesting Party. If a Party determines that it is necessary or desirable for the other Party to join any such suit, action or proceeding, the other Party shall execute all papers and perform such other acts as may be reasonably required in the circumstances at the reasonable expense of the requesting Party. A Party’s obligations under this Section 10.6 shall apply equally to its Affiliates (such that it shall procure that its Affiliate shall join the relevant suit, action or proceeding), as relevant.

10.7	Legal Action against a Party.

Each Party shall provide the other Party with prompt written notice of any suit, action or proceeding brought against it or its Affiliate, alleging the infringement of the

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Intellectual Property rights of a Third Party by reason of the research, Development, Manufacture or Commercialization of a Product or otherwise due to the use or practice of the Licensed Technology.

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11.	CONFIDENTIAL INFORMATION.

11.1	Accure Confidential Information.

Oculis agrees that, without the prior written consent of Accure, it shall keep confidential, and shall not disclose or use Accure Confidential Information (as defined below) other than for the purposes of this Agreement. Oculis shall treat such Accure Confidential Information with the same degree of confidentiality as it keeps its own confidential information, but in all events no less than a reasonable degree of confidentiality. Oculis may disclose the Accure Confidential Information only to: (a) its Affiliates and prospective or actual licensees and sublicensees (and their respective employees, directors, consultants, and others) who have a “need to know” such information in order to enable Oculis to exercise rights or fulfil obligations under or enforce this Agreement and (b) actual or potential business partners, collaborators, investors, acquirers, shareholders, contractors, service providers and consultants or other third parties, provided, however, in each case, that to the extent possible, such recipient (cases (a) and (b)) are legally bound by confidentiality and non-use obligations comparable to those set forth in this Agreement; and (c) as otherwise as may be necessary or useful in connection with the exploitation of Products, including for regulatory and patent purposes consistent with this Agreement and Applicable Laws. For purposes of this Agreement, “Accure Confidential Information” means any scientific, technical, trade or business information disclosed pursuant to this Agreement by or on behalf of Accure or any of its employees, researchers or students to Oculis, whether in oral, written, graphic or machine-readable form, except to the extent such information: (i) was known to Oculis at the time it was disclosed, other than by previous disclosure by or on behalf of the Accure or any of its employees, researchers to students, as evidenced by Oculis’s written records at the time of disclosure; (ii) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement (including Patent Right filings); (iii) is lawfully and in good faith made available to Oculis by a third party who is not subject to obligations of confidentiality to Accure with respect to such information, as evidenced by Oculis’s written records at the time of disclosure; or (iv) is independently developed by Oculis without the use of or reference to Accure Confidential Information as evidenced by Oculis’s records; or (v) constitutes Oculis Intellectual Property must be disclosed or delivered by legal mandate or order issued by a competent authority, but only with respect to that part of the information that the law or order affects. For clarity, Licensed Technology shall also be deemed to be Oculis Confidential Information hereunder, and accordingly, Accure shall comply with its obligations under Section 11.2 with respect to the Licensed Technology.

11.2	Oculis Confidential Information.

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Accure agrees that, without the prior written consent of Oculis, it shall keep confidential, and not disclose or use Oculis Confidential Information (as defined below) other than for the purposes of this Agreement. Accure shall treat such Oculis Confidential Information with the same degree of confidentiality as it keeps its own confidential information, but in all events no less than a reasonable degree of

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confidentiality. Accure may disclose Oculis Confidential Information only to its and its Affiliates, employees and consultants who have a “need to know” such information in order to enable such Accure to exercise its rights or fulfil its obligations under or enforce this Agreement, and further provided that such Affiliates employees or consultants (as applicable) are legally bound by agreements which impose on them confidentiality and non-use obligations comparable to those set forth in this Agreement. For the purposes of this Agreement, “Oculis Confidential Information” means or any scientific, technical, trade or business information relating to the subject matter of this Agreement (including Oculis Intellectual Property) disclosed by or on behalf of Oculis pursuant to this Agreement (including reports or notices communicated pursuant to this Agreement), whether in oral, written, graphic or machine-readable form, except to the extent such information: (i) was known to such Accure at the time it was disclosed, other than by previous disclosure by or on behalf of Oculis as evidenced by such Accure’s written records at the time of disclosure (provided that, this clause (i) shall not apply to any Oculis Intellectual Property originally arising in connection with activities by or on behalf of Accure and/or its Affiliates pursuant to Section 8.1); (ii) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement; (iii) is lawfully and in good faith made available to such Accure by a third party who is not subject to obligations of confidentiality to Oculis with respect to such information, as evidenced by such Accure’s written records at the time of disclosure; or (iv) is independently developed by such Accure without the use of or reference to Oculis Confidential Information, as evidenced by such Accure’s written records; or (vi) must be disclosed or delivered by legal mandate or order issued by a competent authority, but only with respect to that part of the information that the law or order affects. Notwithstanding anything to the contrary herein, all Oculis Intellectual Property (including any Oculis Intellectual Property originally arising in connection with activities by or on behalf of Accure and/or its Affiliates pursuant to Section 8.1) shall be deemed to be Oculis Confidential Information.

For clarity, Licensed Technology, solely for the purpose of this Agreement, and subject to the license terms herein, shall be deemed to be Oculis and Accure Confidential Information hereunder, and accordingly, Oculis and Accure comply with its obligations under Section 11.1 and 11.2 with respect to the Licensed Technology.

11.3	Disclosure of Agreement.

During the Term, each Party may disclose the terms or conditions of this Agreement to actual and prospective investors or acquirers, subject to appropriate non- disclosure arrangements or as necessary or required under Applicable Laws and regulations, including applicable securities laws and, if applicable, the regulations of any applicable stock exchange or other exchange. In addition, each Party may

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disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with Applicable Laws, provided that the disclosing Party agrees, at its own expense, to seek confidential treatment of such portions of this Agreement or such terms, as may be reasonably requested by the other Party.

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11.4	Publicity.

Neither Party may make announcements, publications, presentations and similar public disclosures regarding the existence or terms of this Agreement without the approval of the other Party and in so doing it may not disclose any Confidential Information of the other Party or the commercial terms of this Agreement without having obtained the prior written consent of such other Party unless as necessary or required under Applicable Laws and regulations (including regulatory requirements) or by legislative, judicial or regulatory authorities, including applicable securities laws and, if applicable, the regulations of the any stock exchange or other applicable exchanges.

The Parties will issue a mutually agreed press release to be agreed in writing between the Parties within [***] of the Effective Date. Each Party may re-publish information included in such press release without the other Party’s consent.

12.	WARRANTIES; LIMITATION OF LIABILITY.

12.1	Representations, Warranties and Covenants.

Each Party represents, and covenants, as at the Effective Date, that this Agreement is valid and enforceable against it in accordance with its terms, and the terms of this Agreement (except as such enforceability may be limited by applicable bankruptcy, solvency, reorganization, moratorium or similar laws affecting creditors’ rights generally) and the execution and delivery of this Agreement and performance by it and its Affiliates hereunder shall not violate any provision of Applicable Law and/or conflict with, any agreement and/or obligation of such party and/or its Affiliates, and such Party has the right to enter into this Agreement and no consent or approval of any third party is required in connection with its execution or performance of this Agreement. Each Party will ensure that its Affiliates do not act in a manner that is inconsistent with such Party’s obligations, or the other Party’s rights, under this Agreement.

12.2	Additional Accure Warranties and Representations.

In addition, Accure hereby represents, warrants and undertakes that at the Effective Date:

(a)

Accure is the sole and exclusive owner of all legal and beneficial right, title and interest in and to Licensed Technology, with the exception of joint ownership rights of the other parties to the Institution Agreement established pursuant to the Institution Agreement.

(b)	Accure has the right to grant the licenses, options and rights under this

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Agreement (and in accordance with its terms) free and clear of any contractual third party rights or claims (including any right or claim of the parties to the Institution Agreement). The Licensed Technology may be exploited in the manner permitted herein without any contractual obligation or liability to third parties (including the other Parties to the

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Institution Agreement) and without any obligation to Accure that is not expressly set forth herein. The Licensed Technology includes all Intellectual Property used or necessary for the Development, Manufacture or Commercialization of ACT-01 or Products prior to the Effective Date. To the knowledge of Accure, the Licensed Technology includes all Intellectual Property necessary for the Development, Manufacture or Commercialization of ACT-01 or Products, with the exclusion of formulation Intellectual Property, with the exception of clinical data with respect to future clinical trials not yet performed and with the exception of pre-clinical data necessary to obtain INDs. Accure is not aware of any Intellectual Property owned or Controlled by Accure or its Affiliates or by the other parties to the Institution Agreement, which is necessary to practice of the Licensed Technology or to Develop, Manufacture, Commercialize or Use ACT-01 or Products and which has been excluded from the rights and licenses under this Agreement, and without limiting the foregoing, Appendix A sets out a complete list of Patent Rights owned or Controlled by Accure Covering ACT-01 or Products.

(c)	There are no liens, charges or encumbrances on Licensed Technology, Accure and its Affiliates will not encumber or place any lien, charge or encumbrance on Licensed Technology.

(d)

With the exception of compulsory licenses under patent laws, Accure has no knowledge of any Applicable Laws that would give Third Parties rights to use Licensed Technology or that would give Third Party rights that conflicts or could conflict with Oculis’s rights under this Agreement.

(e)

Accure and its Affiliates have not granted and shall not grant any rights (including any notification, access, license, option or use rights, and any prospective rights) in or to Licensed Technology to any Third Party or any rights whatsoever (including any notification, access, license or use rights) in Oculis Intellectual Property developed by Accure or its Affiliates, or any other rights that are otherwise inconsistent with this Agreement.

(f)

Accure’s obligations under this Agreement shall be binding on Accure’s Affiliates, Accure has the authority to bind its Affiliates to terms of this Agreement and no consent of any additional entity (including any Affiliate of Accure) or party or governmental entity is required with respect to the execution and delivery of this Agreement or consummation of transactions contemplated hereby.

(g)	Accure and its Affiliates have no knowledge of any claim, legal suit or proceeding by a third party contesting the ownership or validity of the

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Licensed Patents or Licensed Technology, or claiming that the practice of the Licensed Technology in the manner contemplated by this Agreement would infringe the rights of any third party or misappropriates the Intellectual Property of any third party or of any factual circumstances which could serve as basis for the foregoing.

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(h)	Accure or its Affiliates does not know of any unauthorized use, infringement or misappropriation of Licensed Technology.

(i)

all Licensed Patents have been properly filed, prosecuted and maintained, all fees with respect to such filing, prosecution and maintenance have been paid in full and on time, all issued Patent Rights within Licensed Technology that claim the composition of matter are valid and enforceable, and with respect to pending patent rights within Licensed Technology, Accure or its Affiliates has no knowledge of facts which would cause such pending patent rights not to issue.

(j)

All Development activities performed prior to the Effective Date relating to ACT-01 or Products including manufacturing, supply, packaging, distribution of clinical supplies and clinical studies were performed in compliance with all Applicable Laws, and there is no actual, or to the knowledge of Accure, pending or alleged adverse action of any Regulatory Authority or any other authority with respect to ACT-01 or Products. All notices, applications, forms, reports that are required by Applicable Laws relating to the ACT-01 or Products were properly filed with applicable Regulatory Authorities. Accure has received no written notice from Regulatory Authority to commence any action or proceeding to refuse to file, reject, not approve, or withdraw any regulatory filings related to ACT- 01 or Products and Accure is not in violation of any Applicable Laws that could reasonably be expected to form the basis for such an action.

(k)

Accure has not retained from Oculis prior to the Effective Date any material information in its possession or control regarding the safety, tolerability, potency or efficacy of Products or the validity of and enforceability of Licensed Patents.

(l)

The Institution Agreement is in full force and effect. A true, complete and correct copy of the Institution Agreement has been made available to Oculis prior to the Effective Date. Accure has succeeded to Bionure Farma S.L. as a party to the Institution Agreement. Accure or its Affiliates have complied in all respects with obligations under the Institution Agreement, and to the knowledge of Accure or its Affiliates all other parties to the Institution Agreement have complied with their obligations under the Institution Agreement.

(m)

Accure owns the Inventory and has the full power and right to transfer Inventory and all rights therein to Oculis without violating the terms of any agreement or arrangement with any Third Party. Accure has provided to Oculis prior to the Effective Date a complete and correct copy of the

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agreement pursuant to which the Inventory were manufactured and provided to Accure. To the knowledge of Accure, the supplier of the Material and Inventory is not in violation or breach of or default under the agreement pursuant to which the Material or Inventory was manufactured and provided to Accure. To Accure’s knowledge, the Material and Inventory have been manufactured in accordance with applicable written specifications and all Applicable Laws.

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12.3	Additional Oculis Warranties and Representations.

(a)	Oculis has all knowledge and experience necessary to carry out its obligations under this Agreement.

(b)

No consent of any additional entity (including any Affiliate of Oculis) or party or governmental entity is required with respect to the execution and delivery of this Agreement by Oculis or consummation of transactions contemplated hereby by Oculis.

12.4	No Warranty.

Except as otherwise provided under this Agreement, no Party makes any warranty express or implied, with respect to any Licensed Technology, Oculis Intellectual Property, Product or other subject matter of this Agreement, and each Party hereby disclaims warranties of merchantability, fitness for a particular purpose and non- infringement with respect to any and all of the foregoing.

13.	LIMITATION OF LIABILITY.

13.1

Notwithstanding anything else in this Agreement or otherwise but subject to Section 13.2, neither Party shall be liable to the other with respect to any subject matter of this Agreement under any contract, negligence, strict liability or other legal or equitable theory for any indirect or consequential losses, or loss of contracts, loss of production, loss of profits or loss of time.

13.2

Nothing in this Agreement shall limit the liability of any Party: (i) to the extent such liability cannot be limited by law; (ii) with respect to any breach by such Party of its obligations under Section 11 (Confidentiality); and (iii) with respect to its indemnification obligations under Section 14.

14.	INDEMNIFICATION.

14.1	Indemnity.

14.1.1

Oculis shall indemnify Accure, its Affiliates, and its directors, officers, employees, members, scientists and independent contractors (the “Accure Indemnitees”) against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses of litigation) (“Losses”) incurred by or imposed upon any of the Accure Indemnitees in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) arising out of any theory of liability (including

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actions in the form of tort, warranty, or strict liability) to the extent caused by use of the Licensed Technology, or the Development, Manufacture or Commercialization of ACT01 or any Product, in each case by Oculis, its Affiliates or Sublicensees, excluding, in each case, any Losses against which Accure has an obligation to indemnify any Oculis Indemnitee under Section 14.1.2.

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14.1.2

Accure shall indemnify Oculis, its Affiliates and their directors, officers, employees, members, scientists and independent contractors (together, the “Oculis Indemnitees”) against any Losses incurred by or imposed upon any of the Oculis Indemnitees in connection with any Third Party Claims arising out of any theory of liability (including actions in the form of tort, warranty, or strict liability) to the extent that, such Third Party Claims arise from or relate to (a) a material breach of any representation, warranty, or any other term of this Agreement by Accure, or (b) from the negligence or willful misconduct on the part of any of the Accure Indemnitees, or (c) from the practice of Licensed Technology or Development, Manufacture or Commercialization of products by or on behalf of Accure or its Affiliates and licensees prior to the Effective Date; or (d) from the practice of Licensed Technology by or on behalf of the other parties to the Institution Agreement prior to or after the Effective Date; or (e) Licensed Technology or use thereof infringing third party rights. Solely with respect to indemnified Losses under subclause (e) that are not subject to indemnification under any of clauses (a) through (d) above, Accure shall [***].

14.1.3

Accure shall obtain and maintain at its cost insurance coverage at customary levels from a financially responsible and reputable company and shall provide Oculis, upon request, with certificates of insurance of all policies written and maintained. Oculis shall obtain and maintain at its cost insurance coverage at levels which are standard in the industry from a financially responsible company and shall provide Accure, upon request, with certificates of insurance of all policies written and maintained.

14.2	Procedures.

If any Party (the “Indemnified Party”) receives notice of any Third Party Claim for which the other Party has an obligation to indemnify (the “Indemnifying Party”), the Indemnified Party shall, as promptly as is reasonably possible, give the Indemnifying Party notice of such Third Party Claim; provided, however, that failure to give such notice promptly shall only relieve the Indemnifying Party of any indemnification obligation it may have hereunder to the extent such failure diminishes the ability of the Indemnifying Party to respond to or to defend against such Third Party Claim. The Indemnifying Party and the Indemnified Party shall consult and cooperate with each other regarding the response to and the defense of any such Third Party Claim and the Indemnifying Party shall, upon its acknowledgment in writing of its obligation to indemnify, be entitled to and shall assume the defense or represent the interests of the Indemnified Party (or any other applicable indemnified parties) in respect of such Third Party Claim, that shall include the right to select and direct legal counsel and other consultants to appear in proceedings on behalf of the Indemnified Party (or any other applicable indemnified parties) and to propose, accept or reject offers

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of settlement, all at its sole cost; provided, however, that no such settlement that requires any payment or action by or admits wrongdoing of the Indemnified Party (or any other applicable indemnified parties) shall be made without the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld. Nothing herein shall prevent the Indemnified Party from retaining its own counsel and participating in its own defense at its own cost and expense.

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15.	TERM AND TERMINATION.

15.1	Term.

The term of this Agreement shall be deemed to have commenced on the Effective Date and, unless earlier terminated as provided in Section 4.1, 4.3 or this Section 15, shall continue in full force and effect on a Product-by-Product and country-by- country basis until the expiration of the applicable Payment Period with respect to such Product in such country pursuant to this Agreement. Upon expiration of the last Payment Period, this Agreement shall be deemed to have expired with respect to all Products in all countries.

15.2	Effect of Expiration.

On expiration of this Agreement pursuant to Section 15.1 on a Product-by-Product and country-by-country basis (and provided the Agreement has not been earlier terminated pursuant to Section 15.3, in which case Section 16 shall apply), the licenses granted by Accure shall automatically become exclusive, perpetual, irrevocable fully paid-up, royalty-free, worldwide, freely sublicensable through multiple tiers and transferable (for clarity, including with respect to rights to research, have researched, Develop, have Developed, Manufacture, have Manufactured, use, market, distribute, offer for sale, sell, have sold, export and import Products and/or provide services relating thereto), any restrictions applicable to Oculis’s disclosure or use of Licensed Technology shall cease to apply, and Oculis shall not be precluded from exploiting Licensed Technology for any purpose.

15.3	Termination.

15.3.1

Termination by Oculis With or Without Cause. Oculis may terminate this Agreement in whole or in part at any time upon [***] prior written notice (i) for documented reasonable scientific, regulatory, commercial reasons related to ACT-01 or Product without incurring any penalty or liability to Accure and (ii) for no reason.

15.3.2

Termination by Accure for Oculis Default. In the event that Oculis commits a material breach of its obligations under this Agreement and fails to cure that breach within [***] after receiving written notice from Accure (provided that, such notice describes the alleged material breach in sufficient detail to put the breaching Party on notice and clearly states the non-breaching Party’s intent to terminate this Agreement if such material breach is not cured), Accure may, after good faith discussion with Oculis, terminate this Agreement with immediate effect upon written

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notice to Oculis. In the event of a bona fide dispute with respect to the existence of a material breach, the effect of the notice of termination shall be suspended until such time as the Parties have reached a final settlement in respect of such dispute, or a court of competent jurisdiction has issued a judgment, order or decision that resolves such dispute, and such judgment, order or decision (as

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applicable) has become final and non-appealable. For clarity, any termination by Accure due to default of a Sublicensee shall not extend beyond the specific rights granted to such Sublicensee. Accure may terminate this Agreement with immediate effect if Oculis files any action to invalidate any the Licensed Patents or fails to maintain the Licensed Patents in [***].

15.3.3

Termination by Oculis for Accure Default. In the event that Accure commits a material breach of its obligations under this Agreement and fails to cure that breach within [***] after receiving written notice thereof from Oculis (provided that, such notice describes the alleged material breach in sufficient detail to put the breaching Party on notice and clearly states the non-breaching Party’s intent to terminate this Agreement if such material breach is not cured), Oculis may terminate this Agreement in whole or in part immediately upon written notice to Accure. In the event of a bona fide dispute with respect to the existence of a material breach, the effect of the notice of termination shall be suspended until such time as the Parties have reached a final settlement in respect of such dispute, or a court of competent jurisdiction has issued a judgment, order or decision that resolves such dispute, and such judgment, order or decision (as applicable) has become final and non-appealable.

15.3.4

Termination for Bankruptcy. A Party may terminate this Agreement with immediate effect, upon notice to the other Party if such other Party become insolvent, is adjudged bankrupt, applies for judicial or extra-judicial settlement with its creditors, makes an assignment for the benefit of its creditors, voluntarily files for bankruptcy or has a receiver or trustee (or the like) in bankruptcy appointed by reason of its insolvency, or in the event an involuntary bankruptcy action is filed against such other Party and not dismissed within [***], or if such other Party becomes the subject of liquidation or dissolution proceedings (other than in the context of a solvent internal restructuring) or otherwise discontinues business. Notwithstanding the foregoing, in the event (i) a receiver or trustee (or the like) is appointed or the non-terminating Party has entered into a settlement with its creditors or, or (ii) such trustee (or the like) or creditors assume all the obligations set forth in this Agreement or (iii) where Accure is the non-terminating Party, Accure is otherwise meeting its obligations pursuant to this Agreement and where Oculis is the non-terminating Party, Oculis is otherwise meeting its obligations hereunder with respect to the specific Product, this Agreement may not be terminated pursuant to this Section 15.3.4 during such period.

15.3.5

Notwithstanding anything to the contrary set forth in this Agreement, for purposes of termination rights, Oculis’s activities in relation to each Product (and any precursor of any such Product) shall be considered separately from Oculis’s activities in relation to other Products (and any precursor of any such Product). Accure may terminate Oculis’ rights herein with respect to a specific Product (or any precursor of any such Product) only where the conditions set forth in Sections 15.3.1 or 15.3.4 above are met with respect to such specific Products (or any precursor of any such Product).

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16.	EFFECT OF TERMINATION.

16.1	Termination of Rights.

Upon termination of this Agreement pursuant to Section 15.3.1 or 15.3.2 or for Oculis bankruptcy (or other similar procedures):

(a)	The rights and licenses granted to Oculis in respect of the subject matter of such termination shall terminate and Oculis shall refrain from further use of any such rights.

(b)

All rights in and to the Licensed Technology (or, in the case of partial termination, the relevant part of the Licensed Technology which is the subject matter of such termination) owned by a Accure shall revert to Accure.

(c)	The provisions of Section 3.2 apply in respect of any existing Sublicense.

(d)

Accure shall return to Oculis, and Oculis shall return to Accure, or destroy or have destroyed, any relevant Confidential Information of the other Party in such Party’s possession or control. (provided that, the foregoing obligation shall not apply to Oculis with respect to any Licensed Technology which continues to be licensed to Oculis). A recipient of Confidential Information shall however be entitled to retain one copy of the Confidential Information in its legal files for the purpose of determining its obligations or exercising surviving rights under this Agreement, and shall be entitled to keep such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, in a manner consistent with such Party’s standard archiving and back-up procedures, but not for any other use or purpose.

(e)	Oculis and its sublicensees shall have the right to sell of the stock of any ACT-01 or Product for [***] following termination subject to this Agreement.

16.2

Solely where Oculis has terminated this Agreement pursuant to Section 15.3.1, or where Accure has terminated this Agreement due to Oculis material uncured breach pursuant to Section 15.3.2, Oculis shall, upon Accure written request, assign and transfer to Accure at no cost to Accure, and if such assignment or transfer is not permitted by law or otherwise, grant exclusive license rights to and under (to the extent permitted), all of Oculis right, title and interest in and to (i) all Oculis trademarks used for Product, (ii) all regulatory filings (such as INDs and drug master files), Regulatory Approvals, clinical trial agreements (to the extent assignable and

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not cancelled), (iii) all data, including clinical data, materials and information owned by Oculis related to Product in the Territory, and (iv) during the termination notice period provide Oculis manufacturing technology to Accure or any person designated by Accure. The above shall apply only to matter that relates exclusively to Products. Reasonable costs or expenses resulting from such operations shall be exclusively borne by Accure, provided that where Accure has terminated this Agreement due to Oculis material uncured breach, such costs shall be borne by Oculis.

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16.3	Accruing Obligations.

Termination of this Agreement shall not relieve the Parties of obligations accrued prior to such termination, including obligations to pay amounts accruing hereunder up to the date of termination.

16.4	Survival.

The Parties’ respective rights, obligations and duties under Sections 3.2, 5.1.1, 5.2, 5.3, payments due under Section 6 at time of termination or expiration, 7, 8.1, 11, 12, 13 14, 15, 16, and 17, and any other provision which by its terms survives termination or expiration of this Agreement shall survive any expiration or termination of this Agreement.

17.	MISCELLANEOUS.

17.1	Authorization.

Accure represents and warrants that it is the sole Party that is authorized to take actions or provide any notices under this Agreement on behalf of its Affiliates, and that its Affiliates has authorized Accure to take all such actions and provide and receive all such notices on their behalf.

17.2	Entire Agreement.

This Agreement constitutes the entire agreement with respect to the subject matter hereof and except as expressly set forth herein, supersedes all other agreements and understandings between the Parties with respect to same. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

17.3	Notices.

Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and delivered by any of the following means: (i) personally with acknowledgment of receipt, or (ii) certified mail, return receipt requested; or (iii) by electronic mail sent to the address designated, with acknowledgement required by means of electronic mail or reception-report; to the following addresses, unless the Parties are subsequently notified of any change of address in accordance with this Section:

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If to Oculis:	Oculis SA EPFL Innovation Park Building D 1015 Lausanne, Switzerland
Attention: Chief Executive Officer E-mail address: [***]

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If to Accure	Accure Therapeutics S.L. Torres R+D+I, Baldiri Reixac 4-8, 08028 Barcelona, Spain Attention: Chief Executive Officer E-mail address: [***]

Any notice given under this Section 17.3 shall be deemed to have been received as follows: (i) by personal delivery, upon receipt; (ii) by email, receipt confirmed, one Business Day after confirmed receipt; (iii) by certified mail, upon confirmed receipt.

17.4	Governing Law and Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of Switzerland, without regard to the application of principles of conflicts of law. [The Parties agree that any lawsuit they file to enforce their respective rights under this Agreement and/or to resolve any dispute, discrepancy or conflict arising from the execution or interpretation of this Agreement or related thereto, whether directly or indirectly, shall be brought in the competent courts in Lausanne, Switzerland, provided that either Party may seek equitable or injunctive relief in any court of competent jurisdiction.

17.5	Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

17.6	Headings.

Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

17.7	Amendment; Waiver.

This Agreement may be amended, modified, superseded or cancelled, and any of the

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terms may be waived, only by a written instrument executed by both Parties or, in case of waiver, by the Party waiving compliance. The delay or failure of any Party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by

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conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

17.8	Relationship of the Parties.

It is expressly agreed that each of Accure and Oculis shall be independent entities and that the relationship between the Parties shall not constitute a partnership, joint venture, or agency. Neither Accure nor Oculis shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

17.9	Assignment and Successors.

This Agreement may be assigned by a Party in whole or in part only with the prior written consent of the other Party. Notwithstanding the foregoing, a Party may assign this Agreement in whole or in part, without the other Party’s s consent, to a purchaser of all or substantially all of such Party’s share capital, to a purchaser of assets to which the subject matter of this Agreement relates, or to any successor corporation resulting from any merger or consolidation of such party with or into such Party, and, with respect to assignment by Oculis, to an Affiliate. Following such assignment, the assignee shall be subjected to the terms, conditions and obligations as set forth in this Agreement regarding the performance and fulfilment of the rights and obligations transferred.

17.10	Force Majeure.

No Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including regulatory delay, fire, explosion, flood, war, strike, or riot, provided that the non-performing Party uses Commercially Reasonable Efforts to avoid or remove such causes of non-performance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

17.11	Interpretation.

17.11.1

The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; (iii) the terms and provisions of this Agreement

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shall be construed fairly as to both Parties hereto and not in favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement and (iv) the headings of sections in this Agreement are provided for convenience only and do not affect this Agreement’s interpretation or construction.

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17.11.2

The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” means “any and all” unless otherwise clearly indicated by context. The word “including” will be construed as “including without limitation.” The word “or” is disjunctive but not necessarily exclusive, and unless the context otherwise requires, shall have the inclusive meaning of “and/or”.

17.11.3

Unless the context requires otherwise: (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein); (ii) any reference to Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed or amended; (iii) any reference herein to any person, organization or entity shall be construed to include the their successors and assigns; (iv) all references herein to Articles, Sections or Appendices, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Appendices of this Agreement; (v) all references to a Party shall include, where the context requires, personnel of such Party acting on such Party’s behalf; and (vi) for clarity, any Sublicensee shall constitute a sublicensee of Oculis.

17.12	Severability.

If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, such invalidity or unenforceability shall not affect any other term or provision hereof, and the remainder of this Agreement shall continue in full force and effect. The Parties agree to replace the defective clause or clauses with other clause or clauses to achieve similar results to those intended by this Agreement.

17.13	Execution.

This Agreement may be executed in any number of counterparts and by email, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by email in “portable document format” (pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

17.14	Agreements with Personnel.

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Each Party shall ensure that its employees, independent contractors and other personnel are parties to written agreements consistent with obligations hereunder including with respect to confidentiality and Intellectual Property. Each Party warrants and undertakes the compliance of such individuals with the terms of such agreements

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17.15	Further Acts.

Each Party shall take such further acts as are necessary or requested reasonably by the other Party to achieve the purposes contemplated under this Agreement

17.16	No Third Party Rights.

Nothing contained in this Agreement is intended to confer upon any person, organization or entity other than the Parties any rights, benefits or remedies of any kind whatsoever and no person, organization or entity shall be deemed a third party beneficiary under or by reason of this Agreement. For clarity, no personnel acting on behalf of a Party in accordance with this Agreement shall have any rights, benefits or remedies of any kind whatsoever under this Agreement.

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[Signature page to License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Accure Therapeutics SL	Oculis SA

Signature:	Signature:

Printed Name: Laurent Nguyen	Printed Name: Riad Sherif

Title: CEO	Title: CEO

Date: 1/29/2022	Date: 1/29/2022

Signature:

Printed Name: Pall Ragnar Johannesson

Title: Chief Strategy Officer

Date: 1/29/2022

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Appendices

Appendix A – Licensed patents

Appendix B – Licensed Know-How

Appendix C – Inventory

Appendix D – Regulatory Documentation

Appendix E – Milestone Payments

Appendix F– Development Plan

Appendix G– ACT-01 Chemical Formula

Appendix H – [***]

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Appendix A

LICENSED PATENTS

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Appendix B - LICENSED KNOW-HOW

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Appendix C- Inventory

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Appendix D – Regulatory Documentation

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Appendix E – Milestone Payments

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Appendix F- Development Plan

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APPENDIX G- ACT-01 Chemical Formula

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APPENDIX H

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